SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Champion Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHAMPION INDUSTRIES, INC.

P. O. Box 2968
Huntington, West Virginia 25728

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held December 7, 2012

To The Shareholders:

    The special meeting of shareholders of Champion Industries, Inc. will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia, on Friday, December 7, 2012 at 9:00 a.m. local time for the following purposes:

1.
To approve (a) the issuance to its secured lenders of Warrants to purchase that number of shares of Champion Industries, Inc. Class B Common Stock equal to 30% of issued and outstanding Common Stock on a fully diluted, post-exercise basis and (b) a related Investors’ Rights Agreement among the Company and the Warrant Holders.

2.
To consider and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000 shares and to create a class of non-voting Class B Common Stock consisting of 5,000,000 of such shares.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record of the Common Stock of Champion Industries, Inc. at the close of business on October 29, 2012 are entitled to notice of this meeting and to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 7, 2012. This Proxy Statement is also available at https://materials.proxyvote.com/158520.

Your board recommends that you vote “FOR” the proposals listed above. We need your vote for the issuance of Warrants to purchase Class B Common Stock and to approve the amendment to articles of incorporation authorizing the Class B Common Stock. Since a majority of the outstanding shares must be present in person or by proxy in order to conduct the meeting, we urge you to date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy if you so desire. The proxy may be revoked at any time prior to its exercise, but after commencement of the special meeting, the proxy may be revoked only in accordance with the order of business adopted for the meeting.

Dated: November 19, 2012	By Order of the Board of Directors

Donna Connelly, SECRETARY

CHAMPION INDUSTRIES, INC.
P. O. Box 2968
Huntington, West Virginia 25728

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS to be held December 7, 2012

INTRODUCTION

The accompanying proxy is solicited by and on behalf of the Board of Directors of Champion Industries, Inc. (the "Company") for use at the special meeting of shareholders to be held on Friday, December 7, 2012, at 9:00 a.m. local time at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia, and any adjournment thereof (the "Special Meeting"). The Company anticipates that this Proxy Statement and the form of proxy will be sent or given to shareholders on approximately November 19, 2012.

Only those shareholders of record as of the close of business on October 29, 2012, are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. At such time, the Company had and continues to have only one (1) class of stock outstanding, consisting of 11,299,528 issued and outstanding shares of common stock, of the par value of One Dollar ($1.00) per share (the "Common Stock") held by approximately 450 shareholders. The Common Stock carries no preemptive rights.

  QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
FOR THE SPECIAL MEETING

The following are some questions that you, as a shareholder of the Company, may have regarding the matters being considered at the Special Meeting and the answers to those questions. The Company urges you to read carefully the remainder of this document because the information in this section does not provide all the information that might be important to you with respect to the matters being considered at the special meeting. Additional important information is also contained in the Annexes to this document.

Q:           Why am I receiving this document?

A:
The Company is party to a Credit Agreement dated as of September 14, 2007, as amended (the "Credit Agreement"), among the Company, as Borrower, Fifth Third Bank, as Administrative Agent and Lender and various other Lenders (the "Lenders"). The Company is in default under various provisions of the Credit Agreement.

As one of the conditions to entering into a First Amended and Restated Credit Agreement dated October 19, 2012 (the “Amended Credit Agreement”) whereby the Lenders have agreed not to accelerate the maturity of the Company's loans based on the existing defaults and subject to the Company’s compliance with the Amended Credit Agreement, to extend the maturity of the loans to June 30, 2013, the Secured Lenders have required the Company to issue Warrants to purchase shares of Class B Common Stock to be authorized by Company and to enter into a related Investors’ Right Agreement. The Warrants have a ten year term and are exercisable by holders thereof at a price of 1/10th of one cent ($0.001) per share of the Class B Common Stock.

The West Virginia Business Corporation Act, West Virginia Code 3ID-6-621 requires the Company to obtain shareholder approval to issue these Warrants and to amend the Company’s articles of incorporation to increase authorized Common Stock and to authorize the Class B Common Stock.

This document contains important information about the meeting and you should read it carefully. The enclosed voting materials allow you to vote your shares without actually attending the Special Meeting.

Your vote is important. We encourage you to vote as soon as possible.

Q:           When and where will the shareholder meeting be held?

A:	The Company Special Meeting will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia on Friday, December 7, 2012, at 9:00 a.m., local time.

Q:           How do I vote?

A:
If you are a shareholder of record of Company as of the record date for the Company Special Meeting, you may vote in person by attending the Special Meeting or, to ensure your shares are represented at the meeting, you may vote by signing and returning the enclosed proxy card in the postage-paid envelope provided.

If you hold Company shares in the name of a bank, broker or other nominee, please follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented at your shareholder meeting.

Q:           What vote is required to approve each proposal?

A:
The proposals to approve the issuance of Warrants to purchase shares of Company Class B Common Stock  and to amend the Company’s Articles of Incorporation to increase authorized Common Stock and to authorize the Class B Common Stock require the affirmative vote of holders of a majority of shares voting at the Special Meeting, assuming a quorum is present.

Marshall T. Reynolds, Chairman of the Board of Directors and Chief Executive Officer of the Company, and beneficial owner of 53.7% of the outstanding shares of Company Common Stock, has agreed to vote his shares “FOR” the proposed amendment to articles of incorporation and the proposal to issue the Warrants and approve the Investors’ Rights Agreement.

Q:	Why are shareholders voting to approve the issuance of Warrants to purchase shares of Class B Common Stock and to amend the Articles of Incorporation?

A:
Section 3ID-6-621(f) of the West Virginia Business Corporation Act provides that "an issuance of shares or other securities convertible into or rights exercisable for shares, in a transaction or a series of integrated transactions, requires approval of the shareholders at a meeting at which a quorum exists consisting of at least a majority of the votes entitled to be cast on the matter, if:

(1)	The shares, other securities or rights are issued for consideration other than cash or cash equivalents; and
(2)
The voting power of shares that are issued and issuable as a result of the transaction or series of integrated transactions will comprise more than twenty percent of the voting power of the shares of the corporation that were outstanding immediately before the transaction."

The Warrants to purchase Company Class B (non-voting) Common Stock are not being issued for cash or cash equivalents, and, if fully exercised and converted into shares of Company Class A (voting) Common Stock, will comprise thirty percent (30%) of the voting power of all Company shares outstanding immediately before their issuance. Accordingly, shareholder approval is required for their issuance.

Section 31D-10-1003 of the West Virginia Business Corporation Act requires shareholder approval of an amendment to a corporation’s articles of incorporation.

Q:           What are the differences between Class A Common Stock and Class B Common Stock?

A:	The rights of Class A Common Stock and Class B Common Stock are identical except that holders of Class B Common Stock have no right to vote on any matters coming before the shareholders.

Q:           How many votes do I have?

A:	You are entitled to one vote for each share of Company Common Stock that you owned as of the record date.

As of the close of business on October 26, 2012, there were 11,299,528 outstanding shares of Company Common Stock. As of that date, approximately 58.2% of the outstanding shares were beneficially owned by directors and executive officers of the Company. Marshall T. Reynolds, Chairman of the Board of Directors and Chief Executive Officer of the Company, beneficially owns a total of 6,067,742 shares of Company Common Stock, or 53.7%.

Q:           What will happen if I fail to vote or I abstain from voting?

A:
Assuming a quorum is present, the failure to vote will have no effect on the proposal to approve issuance of the Warrants, approval of the Investors’ Right Agreement or the amendment to the articles of incorporation.

Q:           What constitutes a quorum?

A:
Shareholders who hold at least a majority of the outstanding shares of Company Common Stock as of the close of business on the record date and who are entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct the Special Meeting.

Q:           If my shares are held in street name by my broker, will my broker vote my shares for me?

A:
If you hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (that is, in street name), you should provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank or broker. Please note that you may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Special Meeting unless you provide a "lega1 proxy," which you must obtain from your bank or broker. Further, brokers who hold shares of Company Common Stock or on behalf of their customers may not give a proxy to the Company to vote those shares without specific instructions from their customers.

Q:           What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular proposal, the Common Stock represented by your proxy will be voted in favor of the proposal.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes, You can change your vote at any time before your proxy is voted at your special meeting. You can do this in one of three ways:

• you can send a signed notice of revocation;

• you can grant a new, valid proxy bearing a later date; or

• if you are a holder of record, you can attend your special meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Secretary of the Company, no later than the beginning of the Special Meeting. If your shares are held in street name by your bank or broker, you should contact your broker to change your vote.

Q:           Do I have appraisal rights with respect to the proposals?

A.	No, shareholders do not have appraisal rights with respect to the proposals.

Q:           What do I need to do now?

A:	Carefully read and consider the information contained in this document, including its Annexes.

In order for your shares to be represented at the Special Meeting:

• you can indicate on the enclosed proxy card how you would like to vote and return the proxy card in the accompanying pre-addressed postage paid envelope.

• you can follow the voting instructions provided by your bank, broker or other nominee directing it how to vote your shares.

• you can attend your special meeting and vote in person.

Q:           Who can help answer my questions?

A:	Shareholders who have questions about the issuance of warrants or desire additional copies of this document or additional proxy cards should contact:

Todd R. Fry, Senior Vice
President and Chief Financial Officer
Champion Industries, Inc.
2450 First Avenue
Huntington, WV 25703
Phone: (304) 528-5492
Fax: (304) 528-2765

SOLICITATION OF PROXIES AND VOTING

Solicitation of proxies may be made in person or by mail, telephone, or facsimile by directors, officers and regular employees of the Company or its subsidiaries and by proxy solicitation companies. The Company may also request brokerage houses, banks, and other record holders of the Company's stock to forward proxy solicitation materials to the beneficial owners of such stock, and will reimburse such persons for their expenses in connection therewith. The Company has engaged Broadridge to assist in the solicitation of proxies of brokers and financial institutions and their nominees, for a fee of approximately $12,000, plus reimbursement of reasonable out-of-pocket expenses. The expense of soliciting proxies will be borne by the Company.

Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, or any adjournment thereof, and where the shareholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specifications so made. If no directions are given by the shareholder, the proxy will be voted in accordance with the recommendations of the Board of Directors of the Company, "FOR" the proposal to authorize the issuance of Warrants to purchase Company Class B Common Stock and the related Investors’ Rights Agreement and the amendment to the Company’s articles of incorporation.  Any proxy given for use at the meeting may be revoked at any time before it is exercised by written notice or subsequently dated proxy received by the Company, or by oral revocation given by the shareholder in person at the meeting or any adjournment thereof. The proxies appointed by the Board of Directors may, in their discretion, vote upon such other matters as may properly come before the special meeting.

Votes, whether in person or by proxy, will be counted and tabulated by judges of election appointed by the Board of Directors of the Company, in conjunction with an independent, third-party vote tabulation firm. The presence of a majority of the outstanding shares of Common Stock in person or by proxy is necessary to constitute a quorum. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Special Meeting, but will be counted toward determining the presence or absence of a quorum. The proposal to authorize the issuance of Warrants to purchase Company Class B Common Stock will be approved if the votes cast in favor exceed the votes cast against approval.

EFFECT OF NOT CASTING YOUR VOTE

If you hold your shares in street name, it is critical that you cast your vote if you want it to count on proposal to authorize the issuance of Warrants to purchase Company Class B Common Stock.

Recent changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares on the proposals at this Special Meeting on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf.

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the special meeting.

OWNERSHIP OF SHARES

Principal Shareholders

No person is known to the Company to be the beneficial owner of more than 5% of the Company Common Stock at October 25, 2012 except as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Marshall T. Reynolds 2450 1st Avenue Huntington, West Virginia 25703	6,067,742 shares (1)	53.7%

Common Stock	Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	778,581 shares	6.9%

(1)
Includes 4,238,687 shares through a controlled corporation, The Harrah and Reynolds Corporation (“Harrah and Reynolds”), of which Mr. Reynolds is the sole shareholder and 2,440 shares held by Mr. Reynolds’ wife.  Mr. Reynolds possesses full voting and investment power with respect to all shares listed above, except for the 2,440 shares held by his wife, with respect to which he has no voting or investment power.  Mr. Reynolds and Harrah and Reynolds have pledged 3,771,500 of these shares (constituting 62.2% of all shares beneficially owned by Mr. Reynolds) as collateral to secure loans made to Mr. Reynolds or Harrah and Reynolds in the ordinary course of business by several commercial banks.  Any disposition of such pledged shares upon a default by Mr. Reynolds or Harrah and Reynolds under such loans could result in a change of control of the Company.  The Company has no reason to believe that any such default will occur.

(2)
Based on Schedule 13G filed with the SEC on February 14, 2012, Dimensional Fund Advisors LP, an investment advisor, disclaims beneficial ownership and voting and investment power over these shares, which it states are owned by four unnamed funds to which it renders investment advice.

Security Ownership of Officers and Directors

The following table sets forth certain information concerning ownership of Company Common Stock as of October 25, 2012 by (i) each of the directors and nominees, (ii) each executive officer named in the Summary Compensation table contained herein, and (iii) all directors and executive officers as a group. Except as otherwise noted, each beneficial owner listed below has sale voting and investment power with respect to the shares listed next to the owner's name.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Class

Louis J. Akers	14,000	*

Philip E. Cline	153,604	1.4%

Harley F. Mooney, Jr.	33,190	*

A. Michael Perry	35,456	*

Marshall T. Reynolds	6,067,742 (1)	53.7%

Neal W. Scaggs	62,300 (2)	*

Glenn W. Wilcox, Sr.	125,390	1.1%

Todd R. Fry	12,500	*

R. Douglas McElwain	32,919 (3)	*

J. Mac Aldridge	41,296	*

Jeffrey J. Straub	-	*

All directors and executive officers as a group	6,578,397	58.2%
(11 persons)

* The percentage of shares of Company Common Stock beneficially owned by these persons is less than 1%.

(1)	Includes 4,238,687 shares owned by a controlled corporation and 2,440 shares owned by wife, with respect to which reporting person has no voting or investment power.

(2)	Joint voting and investment power shared with wife with respect to 62,300 shares.

(3)	Joint voting and investment power shared with wife with respect to 15,456 shares; 385 shares owned by wife.

ISSUANCE OF WARRANTS AND APPROVAL OF RELATED INVESTORS’ RIGHTS AGREEMENT

Proposal No.1 in the Accompanying Form of Proxy

On October 15, 2012, the board of directors adopted resolutions declaring that issuance of Warrants to purchase shares of Company Class B Common Stock to the Company's secured Lenders was advisable and directing that a proposal to approve the issuance of Warrants and the related Investors’ Rights Agreement be submitted to the holders of our Common Stock for their approval.

Background and Reasons for the Warrants.

The Company is party to a Credit Agreement dated as of September 14, 2007, as amended (the "Credit Agreement") among the Company, as Borrower, Fifth Third Bank, as Administrative Agent and Lender and various other Lenders (the "Lenders").

In connection with the Credit Agreement, the Company and all of its subsidiaries entered into a security agreement and deeds of trust and mortgages in favor of the Administrative Agent for the Lenders from time to time parties to the Credit Agreement, pursuant to which the Company and its subsidiaries encumbered substantially all their assets for the benefit of the Lenders, as collateral security for the payment and performance of their obligations under the Credit Agreement. The encumbered assets include substantially all tangible and intangible assets of the Company and its subsidiaries including, without limitation, substantially all accounts receivable, inventory, equipment, real estate and stock of the subsidiaries.

               The Credit Agreement contains restrictive financial covenants requiring the Company to maintain certain financial ratios. The Company has been unable to remain in compliance with certain financial covenants arising under the Credit Agreement. The Lenders have not waived the financial covenant requirements, have not waived the resulting events of default and reserve all rights and remedies, including the right to accelerate and declare due and immediately payable the principal and accrued interest on all loans outstanding under the Credit Agreement.

On September 12, 2012, the Company entered into a Second Amendment to the Limited Forbearance Agreement and Fifth Amendment to Credit Agreement ("September Forbearance Agreement") which extended the maturity of the credit facility through October 15, 2012.

The Company and the Lenders executed the Amended Credit Agreement on October 19, 2012.  In the Amended Credit Agreement, the Lenders agreed to restructure the Company's indebtedness and, subject to the Company’s compliance with the covenants and undertakings of the Amended Credit Agreement, to extend the maturity thereof until June 30, 2013, in exchange for certain actions by the Company. One of the conditions to the Amended Credit Agreement is the Company's issuance to the Lenders of Warrants to purchase shares of the Company's Class B Common Stock.

The Amended Credit Agreement provides that the Company will be in default thereunder if the proposals contained herein are not approved at a special meeting of shareholders held no later than December 15, 2012.

THE WARRANTS

The following discussion is qualified by reference to the Warrants, attached to this Proxy Statement as Annex A.

Number of Warrants, Exercise Price and Term.

The Warrants entitle the Holders thereof to purchase that number of shares of Company Class B Common Stock equal to thirty percent (30%) of the then issued and outstanding Common Stock of the Company, on a fully diluted, post-exercise basis.  Based on the 11,299,528 shares of Company Common Stock currently issued and outstanding, exercise in full of the Warrants would result in the Company’s issuance of an additional 4,842,654 shares to the Warrant Holders.  In the event a greater number of issued and outstanding common shares exist at the time of option exercise, a greater number of options of shares of Class B Common Stock would be issuable.

The exercise price is $0.001 per share of Class B Common Stock.

The Warrants expire on October 19, 2017.

The Warrants may be exercised for all shares of Class B Common Stock which may then be purchased thereunder, and for any part of the shares which may be purchased thereunder on not more than two occasions.

The Company has agreed with the Warrant Holders that it shall at all times prior to the Warrant expiration date reserve a sufficient number of shares of its Class B Common Stock to provide for the exercise of the Warrants.

In the event of any consolidation or merger of the Company with another entity, or the sale of substantially all the Company’s assets to another entity that as a condition of such transaction, the Warrant Holders shall have the right to receive upon the basis and terms of the Warrant and in lieu of shares of Class B Common Stock purchasable thereunder such shares of stock, securities or assets as may by virtue of such transaction be issuable or payable with respect to an equivalent number of shares of Class B Common Stock purchasable under the Warrant had such transaction not taken place.  If the securities to be received in such transaction are not traded on a national securities exchange the Holder of the Warrant may elect in lieu of such securities to receive cash equal to the fair market value of such securities.

No Fractional Shares.

In the event that any Warrant exercise would result in issuance by the Company of a fractional share, the Company shall pay in lieu thereof an amount of cash equal to the market price of one whole share of Class B Common Stock multiplied by such fractional share.

Restrictions on Transferability.

Each certificate for shares of Class B Common Stock initially issued upon Warrant Exercise shall bear a restrictive legend reciting that such shares have not been registered under the Securities Act of 1933 and may not be sold, pledged or transferred in the absence of such registration or a valid exemption from registration, except that a Warrant Holder may transfer Warrants to an affiliate of the Warrant Holder.

Warrant Holder is not a Shareholder.

The Warrant does not confer upon the Holder thereof any right to vote or to receive notice as a shareholder of the Company until the Warrant is exercised for Class B Common Stock.

Company’s Right to Redeem Warrants and Class B Common Stock.

The Lenders have granted the Company rights to call and redeem the Warrants and any shares of Class B Common Stock issued thereunder, at a price of $.001 per share, at various dates ending on June 30, 2013, if the Company attains various financial goals.  The Company is unable to predict the likelihood of attaining any of these goals, and shareholders should not assume any such goals will be met.

The call options are as follows:

(A)
The right to purchase all but not less than all the Warrants prior to June 30, 2013 upon payment in full and in cash the Term B Loans defined in the Amended Credit Agreement and all outstanding, accrued and unpaid interest and any deferred fee applicable to such loans, plus an amount equal to five percent (5%) of the foregoing;

(B)
On or prior to June 30, 2013, the right to purchase all but not less than all of the Warrants upon payment in full and in cash of (a) net proceeds from the sale of a designated transaction at a certain net sales price on or before March 31, 2013 and (b) all outstanding obligations owed under the Amended Credit Agreement on or before June 30, 2013;

(C)
The option to purchase fifty percent (50%) but not less than fifty percent (50%) of then outstanding Warrants on March 31, 2013 and the payment in full and in cash on or before March 31, 2013 of all net cash proceeds from the sale of the designated transaction in an agreed upon amount;

(D)
The right to purchase all but not less than all the outstanding Warrants on or prior to April 30, 2013 upon payment in full and in cash of all outstanding obligations owing under the Amended Credit Agreement;

(E)
The right to purchase seventy five percent (75%) but not less than seventy five percent (75%) of the then outstanding Warrants on April 30, 2013 and prior to May 31, 2013 upon payment in full and in cash of all outstanding obligations owing under the Amended Credit Agreement; and

(F)
The right to purchase fifty percent (50%) but not less than fifty percent (50%) of the then outstanding Warrants on May 31, 2013 and prior to June 30, 2013 upon the payment in full and in cash of all outstanding obligations owing under the Amended Credit Agreement.

Class B Common Stock Converatible to Class A Common Stock

The Warrant Holders are subject to the ownership limitations of the Bank Holding Company Act of 1956, as amended and regulations promulgated thereunder (the “Bank Holding Company Act”) which place limitations on their ability to control other companies.  The Warrant Holders have requested, and the Company has agreed to create a non-voting class of Common Stock, to be designated as “Class B Common Stock”.  The Warrants constitute the right to purchase Class B Common Stock.

The Warrants are exercisable solely for shares of Class B Common Stock.  However, because any Class B Common Stock issuable pursuant to the Warrants may be sold by the Warrant Holders to entities not subject to the Bank Holding Company Act, or because one or more Warrant Holders may be permitted to own a limited number of voting shares of Company Class A Common Stock, the articles of amendment provide that those shares of Class B Common Stock are convertible into shares of Class A Common Stock, and vice versa, without charge.

INVESTORS’ RIGHTS AGREEMENT

This discussion is qualified by reference to the Investors’ Rights Agreement dated October ___, 2012 (the “Investors’ Rights Agreement”) among the Company and each of the Warrant Holders, which is attached to this Proxy Statement as Annex B.

Incident to issuance of the Warrants, the Company will enter into an Investors’ Rights Agreement granting the Warrant Holders certain rights in connection with their Warrants and shares of Company Class B Common Stock issuable pursuant to the Warrants.  Certain of those rights are described below.

Demand Registration.

The Company will be required to file a Form S-1 Registration Statement with the United States Securities and Exchange Commission registering Company Common Stock attributable to the Warrants if at any time it receives a request to do so from Holders of twenty five percent (25%) of such securities then outstanding with respect to at least forty percent (40%) of such securities (or a lesser percent if the anticipated aggregate offering price, net of selling expenses, would exceed $5,000,000).

The Company will be required to file a Form S-3 Registration Statement, if it is eligible to use such form, upon request of Holders of at least ten percent (10%) of the Common Stock attributable to the Warrants with respect to such Common Stock having an anticipated offering price, net of selling expenses, of at least $1,000,000.

The Company has the right, exercisable no more than once in any twelve (12) month period, to decline such demand registration if the Company’s Board of Directors determines, in its good faith judgment, that it would be materially detrimental to the Company and its shareholders for such registration statement to become effective, it would materially interfere with a significant corporate transaction, require premature disclosure of material  information that the Company has a bonafide business purpose for preserving its confidential or render the Company unable to comply with SEC requirements.

Piggy-Back Registration Rights.

If the Company proposes to register any of its Common Stock under the Securities Act of 1933 in connection with a public offering of same solely for cash, the Company must give each Holder notice of such registration.  Upon a Holder’s request, the Company shall cause to be registered such number of shares of Common Stock that that Holder has requested to be included in such registration.

Expenses of Registration.

All expenses, other than selling expense incurred with any such registrations shall be born and paid by the Company.

Indemnification.

To the extent permitted by law, if the Company files any registration statement with respect to the Warrant Holders’ shares, it will indemnify and hold harmless such Holders for any damages or legal expenses incurred in connection with defending any claim for damages arising under any federal or state securities law or other law based upon any untrue statement of the material fact contained in such registration statement, an omission or alleged omission to state a material fact in such registration statement or any violation of any federal or state securities law.

Reports Under the Securities Exchange Act of 1934.

The Company has agreed that it shall make and keep available adequate current public information as defined in SEC Rule 144 and use commercially reasonable efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act of 1933 and the Securities Exchange Act of 1934.

Tag-Along Right.

In the event that Marshall T. Reynolds, beneficial owner of fifty-three and seven-tenths percent (53.7%) of currently issued and outstanding Company Common Stock proposes to transfer, sell or otherwise dispose of any of his Company Common Stock which represents in the aggregate five percent (5%) or more of the then outstanding  Company Common Stock, the Holders shall have the right to require the proposed purchaser to purchase from them (i) all shares owned by them if the proposed transfer by Mr. Reynolds to the proposed purchaser is for one hundred percent (100%) of the shares held by him, or (ii) up to the number of whole shares owned by the Holders equal to the sum of (a) the number derived by multiplying the total number of shares Mr. Reynolds proposes to transfer by a fraction the numerator of which is the total number of shares owned by the Holders and the denominator of which is the total number of shares of the Company then outstanding and any additional shares that the Holders shall be entitled to have purchased.

Put Option.

On and after April 19, 2017, each Warrant Holder, whether holding Warrants and/or shares of any Company Common Stock received as a result of the exercise of any Warrant, shall have the option to require the Company to purchase all, but not less than all of the Warrants and such Common Stock for a purchase price equal to $0.001 per share.

Possible Effects on Holders of Common Stock.

On October 25, 2012, there were 11,299,528 shares of Company Common Stock issued and outstanding. Based on that number of shares, 4,842,654 shares of Class B Common Stock are potentially issuable pursuant to the Warrants.  Given the number of shares subject to the Warrants, existing shareholders may experience substantial dilution in their voting power if the Class B shares are ever converted to Class A shares and will in the future experience a substantial dilution in earnings per share of their Common Stock. The issuance of the Warrants or the sale of any shares of Common Stock issued pursuant to the Warrants could also cause the market price of the Common Stock to decline.

The following table presents, for the Lenders receiving Warrants, all other shareholders and shareholder Marshall T. Reynolds, the Company's Chairman of the Board of Directors and Chief Executive Officer, the relative ownership of the Company's Common Stock after giving effect to full exercise of the warrants.

	Current Ownership/Percentage	After Warrant Exercise
Marshall T. Reynolds	6,067,742/53.7%	6,067,742 /37.6%
All other shareholders	5,231,786/46.3%	5,231,786 /32.4%
Lenders	-0-	4,842,654 /30%
Total shares outstanding	11,299,528	16,142,182

It is the Board of Directors' goal to utilize the extended maturity of the Amended Credit Agreement to allow the Company additional time to complete its restructuring efforts and to deleverage the Company in an appropriate fashion and ultimately receive a longer term refinancing in the market place, outside of the current Lender syndicate.

No Appraisal Rights.

Under West Virginia law and our articles of incorporation, holders of our Common Stock will not be entitled to dissenter's rights or appraisal rights with respect to the issuance of the Warrants, creation of Class B Common Stock or approval of the related Investors’ Rights Agreement.

Required Vote and Recommendation.

Under West Virginia law and our articles of incorporation, the proposal to approve issuance of the Warrants, creation of Class B Common Stock and the related Investors’ Rights Agreement will be approved if votes cast in its favor exceed votes cast against it. Abstentions will not be counted as votes either for or against the proposal.

Marshall T. Reynolds, Chairman of the Board of Directors and Chief Executive Officer of the Company, and beneficial owner of 53.7% of the outstanding shares of Company Common Stock, has agreed to vote his shares “FOR” the proposed amendment to articles of incorporation and the proposal to issue the Warrants and approve the Investors’ Rights Agreement.

The board unanimously recommends approval of the issuance of Warrants and approval of the related Investors’ Rights Agreement.

PROPOSED AMENDMENT OF THE COMPANY’S
ARTICLES OF INCORPORATION

Increase in Authorized Common Stock and Creation of a
Class of Non-Voting Common Stock
Proposal No. 2 in the Accompanying Form of Proxy

The Company is presently authorized to issue 20,000,000 shares of Common Stock.  All such shares are voting shares.   The Board of Directors of the Company has recommended that the shareholders approve an amendment to Article 7 of the Company’s Articles of Incorporation which would increase the number of shares of authorized Common Stock to 25,000,000 and create a class of non-voting Class B Common Stock consisting of 5,000,000 of such shares.  The full text of the proposed amendment is appended to this Proxy Statement as Annex C.

On October 25, 2012, the Company had 11,299,528 shares of Common Stock issued and outstanding, and 8,700,472 shares of Common Stock authorized but unissued.  The Warrants and Investors’ Rights Agreement require the Company to reserve a number of authorized but unissued shares sufficient to issue the number of shares of Class B Common Stock equal to thirty percent (30%) of the issued and outstanding Common Stock of the Company, on a fully diluted, post-exercise basis.  The number of shares of Class B Common Stock so reserved is currently 4,842,654.

The Warrant Holders are subject to the ownership limitations of the Bank Holding Company Act of 1956, as amended and regulations promulgated thereunder (the “Bank Holding Company Act”) which place limitations on their ability to control other companies.  The Warrant Holders have requested, and the Company has agreed to create a non-voting class of Common Stock, to be designated as “Class B Common Stock”.  The Warrants constitute the right to purchase Class B Common Stock.

The proposed articles of amendment to the Company’s articles of incorporation increase the number of authorized shares of Company Common Stock from 20,000,000 shares to 25,000,000 shares, to be divided into 20,000,000 Class A voting common shares, $1.00 par value each, and 5,000,000 Class B non-voting common shares, $1.00 par value each.  The relative rights, privileges and limitations of the Class A Common Stock and the Class B Common Stock shall be in all respects identical, share for share, except that Class B shares shall have no voting power or be entitled to receive any notice of meetings of shareholders.

The Class B Common Stock will be issued, if the Warrants are exercised, solely to the Warrant Holders or their assigns.  Currently issued and outstanding shares of Company Common Stock shall be and constitute, without any required action by any holder of Company Common Stock, shares of Class A Common Stock.  The rights and privileges of such shares, including voting rights, shall be the same as existed before the amendment of articles of incorporation becomes effective.

The Warrants are exercisable solely for shares of Class B Common Stock.  However, because any Class B Common Stock issuable pursuant to the Warrants may be sold by the Warrant Holders to entities not subject to the Bank Holding Company Act, or because one or more Warrant Holders may be permitted to own a limited number of voting shares of Company Class A Common Stock, the articles of amendment provide that those shares of Class B Common Stock are convertible into shares of Class A Common Stock, and vice versa, without charge.

Since the holders of Common Stock have no preemptive rights, the increased number of shares of Common Stock, whether or not subject to the Warrants, may be issued without further shareholder approval.  Except with respect to the Warrants, the Company presently has no plans, agreements, contracts, arrangements or understandings with respect to issuing any additional shares of Common Stock in excess of those currently authorized.

The authorization of additional shares of Common Stock and creation of the Class B nonvoting Common Stock will have no immediate effect upon the rights of existing holders of Common Stock.  However, because no preemptive rights attach to ownership of the Company’s Common Stock, the additional Common Stock, when issued, will affect the proportionate interests of each holder of Common Stock of the Company.

The additional shares of authorized Common Stock, as well as the presently available shares of Common Stock, could be used, without the need for action by shareholders, in a manner which would discourage or make more difficult an attempt to acquire control of the Company.  For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid.  The proposed amendment is not in response to any effort of which the Company is aware to obtain control of the Company by accumulating shares of the Company’s Common Stock or otherwise, and the Board of Directors does not have any current plans to use shares of Common Stock for anti-takeover purposes.

Adoption of this amendment to the articles of incorporation requires the affirmative vote of the holders of a majority of shares of Common Stock voting at the Special Meeting, assuming a quorum is present.

Marshall T. Reynolds, Chairman of the Board of Directors and Chief Executive Officer of the Company, and beneficial owner of 53.7% of the outstanding shares of Company Common Stock, has agreed to vote his shares “FOR” the proposed amendment to articles of incorporation and the proposal to issue the Warrants and approve the Investors’ Rights Agreement.

The Board of Directors recommends a vote “FOR” this proposal.

OTHER BUSINESS

Proposal No.3 in the Accompanying Form of Proxy

At present, the Board of Directors knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting. If other business is presented at the meeting, the proxies shall be voted in accordance with the recommendation of the Board of Directors.

Shareholders are urged to specify their choices, and date, sign, and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the Continental United States. Prompt response is helpful, and your cooperation will be appreciated.

PROPOSALS BY SHAREHOLDERS

Proposals by shareholders for possible inclusion in the Company's proxy materials for presentation at the next annual meeting of shareholders must be received by the Secretary of the Company no later than October 13, 2012. In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with the notice of such proposal no later than December 28, 2012. The Company's By-laws provide that any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company at least 14 days and not more than 50 days prior to the first anniversary of the preceding year's annual meeting, and that written notice must meet certain other requirements. For further details as to timing of nominations and the information required to be contained in any nomination, see the discussion of the Nominating Committee under "Director Meetings, Committees and Attendance" or Article III, Section 10 of the Company's By-laws, a copy of which may be obtained from the Secretary of the Company upon written request delivered to P. O. Box 2968, Huntington, West Virginia 25728.

Dated: November 19, 2012
By Order of the Board of Directors

Donna Connelly, SECRETARY

\
CHAMPION INDUSTRIES, INC.
SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 7 , 2012
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Todd R. Fry and Gregory D. Adkins, and each of them, with full power of substitution. Proxies of the undersigned to vote all shares of the Common Stock of Champion Industries, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Company to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia, on December 7, 2012, and at any adjournments thereof, as indicated on the reverse side.

Dated: ________________________________________

______________________________________________
Signature

______________________________________________
Signature if held jointly

Please sign exactly as your name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, committee, personal representative or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY IN THE RETURN ENVELOPE.

This proxy will be voted as directed, but IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. If any other business is presented at the Special Meeting, this Proxy will be voted by those named in this Proxy in accordance with the recommendation of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. This Proxy confers discretionary authority on those named in this Proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and matters incident to the conduct of the Special Meeting. This proxy may be revoked prior to its exercise.

1.           To (a) approve the issuance to its secured lenders of Warrants to purchase that number of shares of Champion Industries, Inc. Class B Common Stock equal to 30% of issued and outstanding Common Stock on a fully diluted, post-exercise basis and (b) a related Investors’ Rights Agreement among the Company and the Warrant Holders.

☐ FOR                               ☐ AGAINST                                ☐ ABSTAIN

2.           To consider and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000 shares and to create a class of non-voting Class B Common Stock consisting of 5,000,000 of such shares.

☐ FOR                               ☐ AGAINST                                ☐ ABSTAIN

3.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

☐ FOR                               ☐ AGAINST                                ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.
(Continued, and to be signed and dated, on the reverse side)

ANNEX A

Warrant to Purchase
Shares of Class B Common Stock
of
Champion Industries, Inc.

Void after October 19, 2017

This is to certify that, for value received and subject to the provisions hereinafter set forth,

__________________________________
or assigns,

is entitled to purchase from Champion Industries, Inc., a West Virginia corporation (the “Company”), at any time to and including 5 P.M. E.D.T. October 19, 2017 (the “Expiration Date”), Class B Common Stock of the Company of the par value of $1.00 per share, on the terms and conditions hereinafter set forth.

The exercise price for each share of Class B Common Stock to be issued to the holder of this Warrant upon the exercise of this Warrant is $0.001 per share and shall not be subject to adjustment.  The number of shares of Class B Common Stock to be received by the holder of this Warrant upon the exercise of this Warrant in whole equals the number of Pro Forma Shares determined as of the date of exercise of this Warrant multiplied by the Original Applicable Percentage of this Warrant (or if this Warrant has been previously exercised in part, multiplied by the Applicable Percentage for this Warrant then in effect).  The number of shares of Class B Common Stock to be received by the holder of this Warrant upon the exercise in part of this Warrant equals the number of Pro Forma Shares determined as of the date of exercise of this Warrant multiplied by the portion of the Original Applicable Percentage of this Warrant (or if this Warrant has been previously exercised in part, multiplied by the Applicable Percentage for this Warrant then in effect) designated by the holder of this Warrant.

The terms which are capitalized herein shall have the meanings specified in Section 11 unless the context shall otherwise require.

Section 1.	Exercise of Warrant.

Subject to the conditions hereinafter set forth, prior to the Expiration Date this Warrant may be exercised (i) for all shares of Class B Common Stock which may then be purchased hereunder, and (ii) for any part of the shares of Class B Common Stock which may then be purchased hereunder on not more than two occasions. Upon any such exercise, the holder shall surrender this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company in Huntington, West Virginia, and shall pay to the Company the price per share for the shares so purchased in funds current in Huntington, West Virginia.  In the event the number of Underlying Shares or Restricted Shares which the holder of this Warrant is permitted to register pursuant to the Investors’ Rights Agreement is reduced in accordance with the provisions of the Investors’ Rights Agreement, any partial exercise resulting from such reduction shall not be included for purposes of the limitation  on the right to exercise this Warrant set forth in the preceding sentence.  If this Warrant is exercised in respect of less than all of the shares of said Class B Common Stock at the time purchasable hereunder, the holder hereof shall be entitled to receive a new Warrant covering the Applicable Percentage of Common Stock in respect of which this Warrant shall not have been exercised; provided, however, that this Warrant and all rights and options hereunder shall expire on the Expiration Date, and shall be wholly null and void to the extent this Warrant is not exercised before it expires.

Section 2.	Reservation of Class B Common Stock.

The Company covenants and agrees that at all times prior to the Expiration Date it will have authorized, and in reserve, a sufficient number of shares of its Class B Common Stock to provide for the exercise of the rights represented by the unexercised portion of this Warrant.

Section 3.	Mergers, Consolidations, Sales.

In the case of any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Class B Common Stock immediately theretofore purchasable hereunder such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Class B Common Stock equal to the number of shares of Class B Common Stock immediately theretofore so purchasable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place; provided that if securities which are not traded on a National Securities Exchange are issued to holders of Common Stock in any such transaction (excluding a merger in which the Company shall be the survivor) then at the election of the holder in lieu of such securities the holder hereof shall be entitled to receive cash equal to the fair market value of the securities which such Holder is entitled to receive.  The fair market value of such securities shall be determined by a nationally recognized investment banking firm reasonably satisfactory to the holder.  The cost of any such determination shall be borne by the Company.  The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

Section 4.	Dissolution or Liquidation.

In the event of any proposed distribution of the assets of the Company in dissolution or liquidation except under circumstances when the foregoing Section 3 shall be applicable, the Company shall mail notice thereof to the holder of this Warrant and shall make no distribution to shareholders until the expiration of 20 days from the date of mailing of the aforesaid notice and, in any such case, the holder of this Warrant may exercise the purchase rights with respect to this Warrant within 20 days from the date of mailing such notice and all rights herein granted not so exercised within such 20-day period shall thereafter become null and void.

Section 5.	Notice of Extraordinary Dividends.

If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable on its Common Stock, the Company shall mail notice thereof to the holder of this Warrant not less than 20 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution and the holder of this Warrant shall not participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent that this Warrant is exercised prior to such record date.  The provisions of this paragraph shall not apply to distributions made in connection with transactions covered by Section 3.

Section 6.	Fractional Shares.

In the event that any exercise of this Warrant would result in the issuance by the Company of a fractional share of Class B Common Stock, the Company shall pay to the holder of this Warrant upon such exercise an amount in cash equal to the market price, as determined by the Company, of one whole share of the Class B Common Stock multiplied by such fractional share.

Section 7.	Fully Paid Stock; Taxes.

The Company covenants and agrees that the shares of Class B Common Stock to be delivered on the exercise of the purchase rights herein provided for shall, at the time of such delivery, be validly issued and be fully paid and nonassessable.  The Company further covenants and agrees that it will pay when due and payable any and all Federal and State transfer, stamp excise or similar taxes which may be payable in respect of this Warrant or any Class B Common Stock upon the exercise of the purchase rights herein provided for pursuant to the provisions hereof.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Class B Common Stock (and the certificates evidencing ownership thereof) in any name other than that of the holder exercising this Warrant, and any such tax shall be paid by such holder at the time of such transfer.

Section 8.	Closing of Transfer Books.

The right to exercise this Warrant shall not be suspended during any period that the stock transfer books of the Company for its Class B Common Stock may be closed. The Company shall not be required, however, to deliver certificates of its Class B Common Stock upon such exercise while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for such Class B Common Stock until the opening of such books, and they shall, in such case, be delivered promptly upon the opening thereof, or as soon as practicable thereafter.

Section 9.	Restrictions on Transferability of Warrants and Shares; Compliance with Laws.

                          Section 9.1.In General.  This Warrant and the Class B Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (or any similar Federal statute at the time in effect) and any applicable State securities laws.

Section 9.2.Restrictive Legends.  Each Warrant shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

Each certificate for shares of Class B Common Stock initially issued upon the exercise of any Warrant and each certificate for shares of Class B Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this Section 9.2, bear on the face thereof a legend reading substantially as follows:

“The shares represented by this certificate have not been registered under the Securities Act of 1933.  They may not be sold, pledged or transferred in the absence of such registration or a valid exemption from the registration and prospectus delivery requirements of said Act.”

In the event that a registration statement covering the Underlying Shares or the Restricted Stock shall become effective under the Securities Act and under any applicable State securities laws or in the event that the Company shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144(k) of the Regulations of the Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing the Restricted Stock or issue new certificates without such legend in lieu thereof.  Upon the written request of the holder or holders of any Warrant or of any Restricted Stock the Company covenants and agrees forthwith to request its counsel to render an opinion with respect to the matters covered by this Section 9.2 and to bear all expenses in connection with the same.

                          Section 9.3.Notice of Proposed Transfer; Registration Not Required.  The holder of each Warrant or any Restricted Stock, by acceptance thereof, agrees to give prior written notice to the Company of such holder’s intention to transfer such Warrant or the Underlying Shares relating thereto or such Restricted Stock (or any portion thereof), describing briefly the manner and circumstances of the proposed transfer; provided, however, that no such notice shall be required for a transfer under a registration, qualification or filing for exemption requested in accordance with the provisions of Investors’ Rights Agreement.  Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel and to counsel designated by such holder, who may be an employee of such holder. If in the opinion of each such counsel (which opinions shall be reasonably acceptable to the Company) the proposed transfer may be effected without registration or qualification under any Federal or State law of such Warrant or the Underlying Shares or such Restricted Stock, the Company, as promptly as practicable, shall notify such holder of such opinion and of the terms and conditions, if any, to be observed, whereupon such holder shall be entitled to transfer such Warrant or Underlying Shares or such Restricted Stock, all in accordance with the terms of the notice delivered to such holder by the Company. If either of such counsel is unable to render such an opinion (in which case said counsel shall set forth in writing the basis for his legal conclusions in this regard) or, if the Company shall not find either of such opinions reasonably acceptable, (in which case the Company shall set forth in writing the reasons such opinion is not acceptable), the proposed transfer described in the written notice given pursuant to this subparagraph may not be effected without such registration or qualification or without compliance with the conditions of an exemptive regulation of the Commission or any applicable State securities regulatory authority, the Company shall promptly notify such holder and thereafter such holder shall not be entitled to effect such transfer until receipt of a subsequent notice from the Company pursuant to the immediately preceding sentence or until such registration or qualification, filing or compliance has become effective.  All fees and expenses of counsel (including reasonable fees and expenses of one counsel for all holders of Warrants or Restricted Stock) in connection with the rendition of the opinions provided for in this subparagraph shall be paid by the Company.

Section 10.	Partial Exercise.

Except in the case of the transfer of a portion of this Warrant in connection with a partial exercise hereof, this Warrant may only be transferred in whole and not in part.  If this Warrant is exercised in part only, the holder hereof shall be entitled to receive a new Warrant covering the Applicable Percentage of Class B Common Stock in respect of which this Warrant shall not have been exercised as provided in Section 1.  If this Warrant is exercised in part, this Warrant shall be surrendered at the principal office of the Company in Huntington, West Virginia, (with the partial assignment form at the end hereof duly executed), and thereupon a new Warrant shall be issued to the holder hereof covering the Applicable Percentage of Class B Common Stock to which such holder shall be entitled.

Section 11.	Definitions.

In addition to the terms defined elsewhere in this Warrant, the following terms have the following respective meanings:

The term “Applicable Percentage” shall initially mean the Original Applicable Percentage and shall be subject to adjustment as follows:  in the event the holder of this Warrant shall exercise this Warrant in part, the Applicable Percentage shall be reduced to an amount determined by multiplying the Original Applicable Percentage by a fraction the numerator of which is the Unexercised Portion of the Warrant and the denominator of which is the Original Applicable Percentage.

The term “Commission” shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act or the Trust Indenture Act, as the case may be.

The term “Common Stock” as used herein shall include any class of capital stock of the Company now or hereafter authorized, including, without limitation Class A Common Stock and Class B Common Stock, the right of which to share in distributions either of earnings or assets of the Company is without limit as to any amount or percentage.

The term “Class A Common Stock” as used herein shall include Class A capital stock of the Company now or hereafter authorized, the right of which to share in distributions either of earnings or assets of the Company is without limit as to any amount or percentage.

The term “Class B Common Stock” as used herein shall include Class B capital stock of the Company now or hereafter authorized, the right of which to share in distributions either of earnings or assets of the Company is without limit as to any amount or percentage; provided, however, that the shares of Class B Common Stock deliverable upon the exercise of the rights granted under this Warrant shall include only Class B Common Stock of the Company having a par value of $1.00 per share authorized at the date hereof and any class of Common Stock issued in substitution therefor.

The term “Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

The term “Investors’ Rights Agreement” shall mean that certain Investors’ Rights Agreement dated as of October __, 2012 among the Company, Marshall T. Reynolds and the Investors identified therein.

The term “National Securities Exchange” shall mean the National Association of Securities Dealers Automated Quotation System (National Market or Small Capitalization System), the American Stock Exchange or the New York Stock Exchange.

The term “Original Applicable Percentage” for this Warrant shall be as set forth on page 1 of this Warrant.  The Original Applicable Percentage for this Warrant together with the Original Applicable Percentage of all Related Warrants is 30%.

The term “Pro Forma Shares” shall mean, as of the date of any determination thereof, the sum of (i) the total number of outstanding shares of Common Stock of the Company, including, without limitation Class A Common Stock and Class B Common Stock, and (ii) the total number of shares of Common Stock issuable upon exercise of this Warrant, the Related Warrants and any other warrants, options or other rights and upon the exercise of any conversion or exchange rights with respect to Convertible Securities.

The term “Related Warrant” shall mean the warrants initially issued pursuant to the terms and provisions of the Credit Agreement.

The term “Restricted Stock” shall mean the shares of Class B Common Stock of the Company issued upon the exercise of any of the Warrants and evidenced by a certificate required to bear the legend specified in Section 9.2.

The term “Securities Act” shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

The term “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

The term “Underlying Shares” shall mean the shares of Class B Common Stock of the Company issuable upon exercise of any of the Warrants.

The term “Unexercised Portion of the Warrant” shall mean the Original Applicable Percentage of this Warrant minus the aggregate percentage of Pro Forma Shares received by the holder (or any prior holder) of this Warrant upon the exercise of its rights hereunder prior to the date of determination hereunder (in each case determined as of the date of exercise of such rights).

The term “Warrants” as used herein shall mean this Warrant and the Related Warrants and all warrants hereafter issued in exchange or substitution for this Warrant or any Related Warrants.

Section 12.	Lost, Stolen Warrants, etc.

In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may issue a new Warrant of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or in lieu of the Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant, and upon receipt of indemnity satisfactory to the Company.  If an institutional holder is the owner of any such lost, stolen or destroyed Warrant, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Warrant at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant other than the written agreement of such owner to indemnify the Company.

Section 13.	Warrant Holder Not Shareholder.

This Warrant does not confer upon the holder hereof any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof as hereinbefore provided.

Section 14.	Notices.

All communications provided for hereunder shall be in writing and, if to the holder of this Warrant, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication, in each case addressed to the holder hereof at such address as such holder may designate to the Company in writing, and if to the Company, delivered or mailed by registered or certified mail or overnight courier, or by facsimile communication, to the Company at 2450 First Avenue, Huntington, West Virginia  25728, Attention: Chief Financial Officer - Todd Fry, or to such other address as the Company may designate to the holder hereof in writing; provided, however, that a notice to the holder by overnight air courier shall only be effective if delivered to such holder at a street address designated for such purpose in accordance with this Section, and a notice to such holder by facsimile communication shall only be effective if made by confirmed transmission to such holder at a telephone number designated for such purpose in accordance with this Section and promptly followed by delivery of such notice by registered or certified mail or overnight air courier, as set forth above. The person in whose name any Warrant shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant.

Section 15.	Severability.

Should any part of this Warrant for any reason be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Warrant had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Warrant without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

Section 16.	Index and Captions.

The index and the descriptive headings of the various sections of this Warrant are for convenience only and shall not affect the meaning or construction of the provisions hereof.

In Witness Whereof, Champion Industries, Inc. has caused this Warrant to be signed by its President or one of its Vice Presidents and its Secretary or one of its Assistant Secretaries and this Warrant to be dated ____________, 2012.

Champion Industries, Inc.

By________________________________
President

By______________________________
Secretary

Subscription

Champion Industries, Inc.

The undersigned, ____________________, pursuant to the provisions of the within Warrant, hereby elects to purchase ____ % of the Pro Forma Shares of Common Stock of Champion Industries, Inc., a West Virginia corporation, issuable as Class B Common Stock covered by the within Warrant.

Signature___________________________________________________________

Address____________________________________________________________

 Dated:  ____________________

Assignment

For value received ____________________ hereby sells, assigns and transfers unto ____________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ____________________, attorney, to transfer the said Warrant on the books of the within-named Company.

_______________________________________________________________________________________________________________________________________

Dated: ____________________________________________________________________

Partial Assignment In Connection with partial exercise

For value received ____________________ hereby sells, assigns and transfers unto ____________________ that portion of the within Warrant and the rights evidenced thereby which will on the date hereof entitle the holder to purchase _____% of the Pro Forma Shares of Common Stock of Champion Industries, Inc., a West Virginia corporation, and issuable as Class B Common Stock and does hereby irrevocably constitute and appoint ____________________, attorney, to transfer that part of the said Warrant on the books of the within-named Company.

_______________________________________________________________________________________________________________________________________

Dated: ____________________________________________________________________

annex b

Investors’ Rights Agreement

This Investors’ Rights Agreement is made as of the [__] day of October, 2012, by and among Champion Industries, Inc., a West Virginia corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor.”

Recitals

Whereas, the Company is issuing certain Warrants to Purchase Shares of Class B Common Stock (the “Warrants”) permitting the Investors to purchase in the aggregate 30% of the Company’s Common Stock on a fully diluted basis in connection with that certain First Amended and Restated Credit Agreement dated as of October 19, 2012 among the Company, Fifth Third Bank as Administrative Agent and the Lender parties thereto (the “Credit Agreement”); and

Whereas, in order to induce the Investors to enter into the Credit Agreement and purchase the Warrants, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and shall govern certain other matters as set forth in this Agreement;

Now, Therefore, the parties hereby agree as follows:

Section 1.	Definitions.

For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

“Common Stock” means shares of the Company’s Class A and Class B common stock, par value $1.00 per share.

“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Form S1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“GAAP” means generally accepted accounting principles in the United States.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

“Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 5% of the shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Principal Shareholder” means Marshall T. Reynolds.

“Registrable Securities” means (i) the Common Stock issuable or issued upon exercise of the Warrants; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause[s] (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

“Restricted Securities” means the securities of the Company required to bear the legend set forth in Subsection 2.12(b) hereof.

“SEC” means the Securities and Exchange Commission.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

Section 2.	Registration Rights.

The Company covenants and agrees as follows:

                          Section 2.1.Demand Registration.

              (a)Form S-1 Demand.  If at any time the Company receives a request from Holders of twenty-five percent (25%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least forty percent (40%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $5 million), then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsection 2.1(c) and Subsection 2.3.

              (b)Form S-3 Demand.  If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least ten percent (10%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsection 2.1(c) and Subsection 2.3.

              (c)Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than thirty (30) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such thirty (30) day period.

              (d)The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a)(i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b).  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request.  A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

                          Section 2.2.Company Registration.  If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.  The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

                          Section 2.3.Underwriting Requirements.  (a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Initiating Holders, subject only to the reasonable approval of the Company.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Subsection 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

              (b)In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders.  Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below fifty percent (50%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering.  For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

              (c)For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

                          Section 2.4.Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a)prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to two hundred forty (240) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

              (b)prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

              (c)furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

              (d)use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

              (e)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

              (f)use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

              (g)provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

              (h)promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

              (i)notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

              (j)after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

                          Section 2.5.Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

                          Section 2.6.Expenses of Registration.  All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsection 2.1(a) or Subsection 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsection 2.1(a) or Subsection 2.1(b).  All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

                          Section 2.7.Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                          Section 2.8.Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:

              (a)To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

              (b)To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder).

              (c)Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof.  The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.  The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action.  The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

              (d)To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

              (e)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

                          Section 2.9.Reports Under Exchange Act.  With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S3, the Company shall:

              (a)make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

              (b)use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

              (c)furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S3 (at any time after the Company so qualifies to use such form).

                          Section 2.10.Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (i) include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.

                          Section 2.11.“Market Standoff” Agreement.  Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), [or (y) ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.  The foregoing provisions of this Subsection 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Derivative Securities.  The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.

                          Section 2.12.Restrictions on Transfer.  (a) The Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act.  A transferring Holder will cause any proposed purchaser, pledgee, or transferee of Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

              (b)Each certificate or instrument representing (i) the Registrable Securities, and (ii) any other securities issued in respect of the securities referenced in clause (i), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

The Securities represented hereby have not been registered under the Securities Act of 1933.  Such shares may not be sold, pledged, or transferred in the absence of such registration or a valid exemption from the registration and prospectus delivery requirements of said Act.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

              (c)The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2.  Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed  sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company.  Notwithstanding anything herein or in the terms of the Warrant, the Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12.  Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

Section 3.	Information and Observer Rights.

                          Section 3.1.Delivery of Financial Statements.  The Company shall deliver to each Holder:

                 (a)as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and retained earnings and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by Arnett and Foster PLLC or a different firm of independent public accountants of nationally recognized standing selected by the Company;

                 (b)as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

               (c)        as soon as practicable, but in any event within twenty (20) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

                 (d)with respect to the financial statements called for in Subsection 3.1(a), Subsection 3.1(b) and Subsection 3.1(c), an instrument executed by the chief financial officer or chief executive officer of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (except as otherwise set forth in Subsection 3.1(b) and Subsection 3.1(c)) and fairly present the financial condition of the Company and its results of operation for the periods specified therein; and

                 (e)such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

                          Section 3.2.Inspection.  The Company shall permit each Holder to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Holder.

Section 4.	Tag-Along Right.

              (a)With respect to any proposed transfer, sale or other disposition (collectively, a “Proposed Transfer”) of shares of Common Stock or securities convertible into or exchangeable for, or rights to acquire, Common Stock (collectively, “Shares”), which, together with any similar transfers, sales, or other dispositions, and whether or not involving a single transaction or a series of related transactions, represents in the aggregate 5% or more of the then outstanding Common Stock of the Company, by the Principal Shareholder to a person (such other person being hereafter referred to as the “Proposed Purchaser”), the Holders shall have the right (the “Tag-Along Right”) to require the Proposed Purchaser to purchase from the Holders (i) all Shares owned by the Holders if the Proposed Transfer by the Principal Shareholder to the Proposed Purchaser is for 100% of the Shares held by the Principal Shareholder or (ii) up to the number of whole Shares owned by the Holders, equal to the sum of (A) the number derived by multiplying the total number of Shares the Principal Shareholder proposes to transfer by a fraction, the numerator of which is the total number of Shares owned by the Holders, and the denominator of which is the total number of Shares then outstanding on a fully-diluted basis and (B) any additional Shares that the Holders shall be entitled to have purchased pursuant to subsection (b) if any Holder of Shares elects not to exercise its rights thereunder.  The Principal Shareholder shall only be entitled to sell to such Proposed Purchaser 100% of its Shares if the Proposed Purchaser purchases 100% of the Shares and other securities convertible into Shares which the Holder and any other holders of Shares have elected to sell to the Proposed Purchaser.  Any Shares purchased from the Holder or such holder of Shares pursuant to this Section 3 shall be for the same consideration and upon the same terms and conditions as such Proposed Transfer by the Principal Shareholder; provided, however, in no event shall the Holders be (i) required to pay any underwriters’ commissions or brokerage fees, all of which shall be paid by the Principal Shareholder, or (ii) required to make any representations other than solely with respect to their ownerships of Shares they propose to sell in connection with such Tag-Along Right on a several basis.  The Principal Shareholder shall, not less than thirty (30) nor more than sixty (60) calendar days prior to each Proposed Transfer, notify, or cause to be notified, the Holders in writing of each such Proposed Transfer, setting forth in such notice: (i) the number of Shares proposed to be transferred, (ii) the name and address of the Proposed Purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such Proposed Purchaser and (iv) that the Proposed Purchaser has been informed of the Tag-Along Right provided for in this Section 3 and has agreed to purchase Shares in accordance with the terms hereof.

              (b)The Tag-Along Right may be exercised by the Holders by delivery of a written notice to the Principal Shareholder (the “Tag-Along Notice”) within fifteen (15) calendar days following its receipt of the notice specified in the last sentence of the preceding paragraph.  The Tag-Along Notice shall state the number of Shares that the Holders propose to include in such transfer to the Proposed Purchaser determined as aforesaid, plus the number of additional Shares, if any, that the Holders would be willing to sell to the Proposed Purchaser in the event that any of the other Holders elect not to exercise their Tag-Along Rights in whole or in part.  The maximum number of additional Shares that the Holders shall be entitled to sell, and the Proposed Purchaser be required to purchase, shall be determined by multiplying the total number of Shares that, under the formula described in the previous paragraph, the Holders could have elected to sell to the Proposed Purchaser but elected not to so sell, by a fraction, the numerator of which is the total number of Shares owned by the holders of Shares electing to sell additional Shares and the denominator of which is the total number of Shares owned by all holders who delivered Tag-Along Notices.  In the event that the Proposed Purchaser does not purchase Shares from the Holders on the same terms and conditions as specified in the notice referred to in the last sentence of the preceding paragraph, then the Principal Shareholder shall not be permitted to sell any Shares to the Proposed Purchaser in the Proposed Transfer.  If no Tag-Along Notice is received during the 15-day period referred to above (or if such Tag-Along Notice does not cover all the Shares proposed to be transferred), the Principal Shareholder shall have the right, for a period of ninety (90) days after the expiration of the 15-day period referred to above, to transfer the Shares specified in the notice referred to in the last sentence of the preceding paragraph (or the remaining Shares) on terms and conditions no more favorable than those stated in the Tag-Along Notice and in accordance with the provisions of this Section 4.

              (c)The Company agrees not to effect any transfer of Shares by the Principal Shareholder until it has received evidence reasonably satisfactory to it that the Tag-Along Right, if applicable to such transfer, has been complied with.  All determinations of “Shares” pursuant to this Section 4 shall be on a Common Stock equivalent basis.

Section 5.	Miscellaneous.

                          Section 5.1.Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 5% of the shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11.  For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                          Section 5.2.Governing Law.  This Agreement shall be governed by the internal law of the State of Ohio.

                          Section 5.3.Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

                          Section 5.4.Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

                          Section 5.5.Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by  electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 5.5.  If notice is given to the Company, a copy shall also be sent to Thomas Murray, Esq, Huddleston Bolen LLP, 611 Third Avenue, P.O. Box 2185, Huntington, West Virginia, 25722-2185.

                          Section 5.6.Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Subsection 5.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

                          Section 5.7.Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

                          Section 5.8.Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

                          Section 5.9.Entire Agreement.  This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

                          Section 5.10.Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Ohio and to the jurisdiction of the United States District Court for the Southern District of Ohio for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Ohio or the United States District Court for the Southern District of Ohio, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Waiver of Jury Trial: Each party hereby waives its rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement, the other transaction documents, the securities or the subject matter hereof or thereof.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims (including negligence), breach of duty claims, and all other common law and statutory claims.  This section has been fully discussed by each of the parties hereto and these provisions will not be subject to any exceptions.  Each party hereto hereby further warrants and represents that such party has reviewed this waiver with its legal counsel, and that such party knowingly and voluntarily waives its jury trial rights following consultation with legal counsel

                          Section 5.11.Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 6.	Put Option.

(a)           Upon and following the date that is four years and six months from the date of the Credit Agreement, each Warrant holder, whether holding Warrants and/or holding shares of any Common Stock of the Company received as a result of the exercise of any Warrant (such shares of Common Stock being referred to as the “Exercised Stock”) shall have the option to require the Company to purchase all (but not less than all) of the Warrants and Exercised Stock held by such Warrant holder for a purchase price (the “Put Price”) equal to $0.001 per share of Exercised Stock or $0.001 multiplied by the number of shares of Common Stock subject to the Warrants being sold (the “Put Option”).  The Put Option shall be exercised from time to time by delivery of written notice of such exercise to the Company (the “Put Date”).  Closing of the Put Option shall be within five (5) days of the Put Date and payment of the Put Price for such Warrants and/or Exercised Stock shall, subject to the following provisions, be made in cash or cash equivalent on the closing date of such purchase.

(b)           If, on the Put Date, the funds of the Company legally available for the redemption or repurchase of the Warrants and/or Exercised Stock subject to an exercise of the Put Option (collectively, the “Put Securities”) are insufficient to redeem or repurchase in full all of the Put Securities (including as a result of any contractual restriction binding upon the Company or any of its Subsidiaries) (a “Legal Restriction”), such funds which are legally available therefor shall be applied to the repurchase of the Put Securities.  Anything contained herein to the contrary notwithstanding, if the Company is unable to pay the redemption or repurchase price in full in cash on the Put Date due to a Legal Restriction, the Company may issue an unsecured promissory note of the Company (a “Company Note”), in the aggregate principal amount equal to the unpaid portion of the redemption or repurchase price, which Company Note shall be in form and substance reasonably acceptable to the holder of any Put Securities and the Company (and, in any event, such Company Note shall (1) provide for the accrual of interest at the then prevailing market rate for indebtedness of the type evidenced thereby in light of the prevailing circumstances, (2) have a term of three (3) years, (3) provide for an amortization schedule no less favorable to the Company than quarterly equal installments, (4) not contain any operational or financial covenants, (5) not contain any mandatory prepayment triggers (other than a sale of the Company), (6) contain customary default triggers due to non-payment of the obligations evidenced thereby, commencement of insolvency proceedings, and the acceleration or enforcement of any of the Company’s (or its Subsidiaries’) other material indebtedness for borrowed money, and (7) not contain any prepayment premiums or penalties).

(c)           At the time the Put Securities have been redeemed or repurchased by the Company in accordance with this Section 6 (whether with cash, a Company Note or any combination), the Put Securities shall be automatically deemed retired on the Put Date.  For the avoidance of doubt, the redemption and repurchase rights granted pursuant to this Section 6 shall not be subject to the tag along rights as provided in this Agreement, and the holder of any Warrants or Exercised Stock shall not be deemed to be a transferor for purposes thereof.

[Remainder of Page Intentionally Left Blank]

                                 In Witness Whereof, the parties have executed this Agreement as of the date first written above.

Champion Industries, Inc.

By: ___________________________________________________________________________________________________________________________________
Name:
Title:

Investor:

By: ___________________________________________________________________________________________________________________________________
Name:
Title:

Principal Shareholder:

By:______________________________________________________________________________________________________________________________
Name:
Title:

[Signature Page to Investor’s Rights Agreement]

Schedule A

Investors
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263
Attn:  Donald K. Mitchell
Phone:  513-534-8590
Fax:  513-534-0875
Email:  don.mitchell@53.com

The Huntington National Bank
310 Grant Street
2nd Floor (CAB11)
Pittsburgh, PA 15219
Attn:  Bruce G. Shearer
Phone:  412-667-6514
Fax:  877-643-6517
Email:  bruce.shearer@huntington.com

Old National Bank
One Main Street
Evansville, IN 47705
Attn: Jason Dunn - 7th Floor.
Phone:  812-468-1981
Fax:  877-461-9216
Email:  jason.dunn@oldnational.com

United Bank, Inc.
Attn:  Linda Pleasants
P.O. Box 607
Ceredo, WV 25507-0607
Phone:  304-781-2400
Fax:  304-781-2435
Email:  linda.pleasants@bankwithunited.com

SunTrust Banks, Inc.
Attn:  William S. Krueger
Mail Code FL-Tampa-4104
401 E. Jackson St, Suite 1000
Tampa FL, 33602
Phone:  813-224-2279
Fax:  813-224-2605
Email:  william.krueger@SunTrust.com

2

Summit Community Bank
Attn:  Brad Ritchie
2402 Mountaineer Blvd
Charleston, WV 25309
Phone: 304-746-6080
Fax:  304-530-0993
Email:  britchie@summitfgi.com

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ANNEX C

ARTICLES OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF CHAMPION INDUSTRIES, INC.

Pursuant to the provisions of Section 31D-10-1003 of the West Virginia Business Corporation Act, the undersigned corporation adopts the following ARTICLES OF AMENDMENT to its Articles of Incorporation:

1.	The name of the corporation is Champion Industries, Inc.

2.	The following Amendment of the Articles of Incorporation, which amends Article 7 in its entirety, was duly adopted and approved by the shareholders of the corporation at a special meeting held on December ___, 2012, in the manner prescribed by the West Virginia Business Corporation Act:

a.	Article 7 of the Articles of Incorporation is hereby amended to read as follows:

7	(a). The aggregate number of shares which the corporation shall have authority to issue is 25,000,000 shares, to be divided into 20,000,000 Class A common shares of the par value of $1.00 each, and 5,000,000 Class B common shares of the par value of $1.00 each. The relative rights, privileges and limitations of the Class A common shares and the Class B common shares shall be in all respects identical, share for share, except that the voting power for the election of directors and for all other voting purposes shall be vested exclusively in the holders of the Class A common shares and, except as otherwise required by law, the holders of Class B common shares shall not have any voting power or be entitled to receive any notice of meetings of shareholders.

(b). Notwithstanding the foregoing, any Class A common shares held (whether by conversion, direct or indirect purchase, or otherwise) by any shareholder whose ownership of Class A common shares is subject to the ownership limitations of the Bank Holding Company Act of 1956, as amended, and the regulations promulgated thereunder, may be tendered to the corporation with a request that they be redeemed and converted, on a share for share basis, for certificate(s) representing Class B common shares, and such shares shall be redeemed and converted upon the corporation’s issuance of certificates for Class B common shares.

(c). Any share of Class B common shares that is transferred to a holder who is not subject to the ownership limitations of the Bank Holding Company Act of 1956, as amended, and the regulations promulgated thereunder, shall automatically, upon tender to the corporation, be redeemed and converted by the corporation into a share of Class A common shares.

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(d)           Any conversion of Class A or Class B common shares pursuant to 7(b) or 7(c) hereof shall be made for no additional consideration.

Dated:________________, 2012	CHAMPION INDUSTRIES, INC.

By:_________________________________
Marshall T. Reynolds
Chairman of the Board of Directors

This instrument prepared by:

Thomas J. Murray, Esquire
Huddleston Bolen LLP
611 Third Avenue
Huntington, WV 25701

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